******************************************************************************
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
******************************************************************************
Servicer Certificate (Page 1 of 3)
Distribution Date:                                          06/22/98

Investor Certificateholder Floating Allocation Percentage   95.93%
Investor Certificateholder Fixed Allocation Percentage      97.37%
Aggregate Amount of  Collections                            28,858,268.26
     Aggregate Amount of  Interest Collections              5,986,681.74
     Aggregate Amount of  Principal Collections             22,871,586.52
Class A Interest Collections                                5,742,982.14
Class A Principal Collections                               21,892,624.84
Seller Interest Collections                                 243,699.60
Seller Principal Collections                                978,961.68
Weighted Average Loan Rate                                  13.50%
Net Loan Rate                                               12.50%
Weighted Average Maximum Loan Rate                          18.61%
Class A-1 Certificate Rate                                  5.8563%
Maximum Investor Certificate Rate                           12.5000%
Class A-1 Certificate Interest Distributed                  2,578,927.33
Class A-1 Investor Certificate Interest Shortfall before Draw  0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)                       22,268,943.09
Alternative Principal Dist. Amount (APDA)                   21,892,624.84
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)             21,892,624.84
Principal  allocable to Class A-1                           21,892,624.84
SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in Period       0.00
Cumulative Subsequent Funding Mortgage Loans Purchased      100,781,997.58
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                     695,402.87
Cumulative Investor Liquidation Loss Amount                 695,402.87
Total Principal allocable to A-1                            22,588,027.71
Beginning Class A-1 Certificate Principal Balance           480,405,595.70
Ending Class A-1 Certificate Principal Balance              457,817,567.99
Pool Factor (PF)                                            0.5588061
Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                                  403,839.19
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Number of Mortgage Loans Retransferred pursuant to 2.07     0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07      0
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)   0.00
Aggregate Investor Liquidation Loss Amount                  695,402.87
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                                      505,170,997.48
Ending Pool Balance                                         482,552,589.03
Beginning Invested Amount                                   484,607,022.70

Servicer Certificate (Page 2 of  3)
Distribution Date:                                          06/22/98

Ending Invested Amount                                      462,018,994.99
Beginning Seller Principal Balance                          20,563,974.78
Ending Seller Principal Balance                             20,533,594.04
Additional Balances                                         978,961.68
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Cert                                             0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                          0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Bal and/or paid to Cert     $0.00
Excess Funding Amount                                       $0.00
Beginning Spread Account Balance                            2,100,714.00
Ending Spread Account Balance                               2,100,714.00
Beginning Seller Interest                                   4.07%
Ending Seller's Interest                                    4.26%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,015
     Trust Balance                                          36,619,832.10
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        234
     Trust Balance                                          7,420,484.82
   90+ (Del Stat 3+)
     No. of Accounts                                        602
     Trust Balance                                          18,682,030.02
   270+ (Del Stat 9+)
     No. of Accounts                                        275
     Trust Balance                                          9,578,892.66
   REO
     No. of Accounts                                        73
     Trust Balance                                          2,967,076.70
Rapid Amortization Event ?                                  No
 Failure to make payment within 5 Business Days of Required Date?        No
 Failure to perform covenant relating to Trust's Security Interest?      No
 Failure to perform other covenants as described in the Agreement?       No
 Breach of Representation or Warranty?                                   No
 Bankruptcy, Insolvency or Receivership relating to Seller?              No
 Subject to Investment Company Act of 1940 Regulation ?                  No
 Servicing Termination ?                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
      and Pre-Fund                                          No
Event of Default ?                                          No
 Failure by Servicer to make payment within 5 Bus Days of Required Date?    No
 Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)      N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                                1,222,661.28
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   5.11%
Total  Available Funds

Servicer Certificate (Page 3 of  3)
Distribution Date:                                          06/22/98

     Aggregate Amount of Collections                        28,858,268.26
     Deposit for principal not used to purchase subsequent loans  0.00
     Interest Earnings on the Pre-Funding Account           0.00
     Deposit from Capitalized Interest Account              0.00
     Total                                                  28,858,268.26
Application of Available Funds
     Servicing Fee                                          403,839.19
     Prinicpal and Interest to Class A-1                    25,166,955.04
     Seller's portion of Principal and Interest             1,222,661.28
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                        2,064,812.75
     Total                                                  28,858,268.26


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                          06/22/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage    95.9293%
Class A Certificateholder Fixed Allocation Percentage       97.3651%
Beginning Class A-1 Certificate Balance                     480,405,595.70
Class A-1 Certificate Rate                                  5.856250%
Class A-1 Certificate Interest Distributed                  3.147805
Class A-1 Certificate Interest Shortfall Distributed        0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall   0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed                 27.570651
   Maximum Principal Distribution Amount                    27.181180
   Scheduled Principal  Distribution Amount (SPDA)          26.721851
   Accelerated Principal Distribution Amount                0.000000
   Aggregate Investor Liquidation Loss Amount Distributed   0.848800
Total Amount Distributed to Certificateholders              29.869656
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance                        457,817,567.99
Class A-1 Factor                                            0.5588061
Pool Factor (PF)                                            0.5588061
Unreimbursed Liquidation Loss Amount                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount    $0
Class A Servicing Fee                                       403,839.19
Beginning Invested Amount                                   484,607,022.70
Ending Invested Amount                                      462,018,994.99
Beginning Pool Balance                                      505,170,997.48
Ending Pool Balance                                         482,552,589.03
Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,015
     Trust Balance                                          36,619,832.10
   60 - 89 days (Del Stat 2)
     No. of Accounts                                        234
     Trust Balance                                          7,420,484.82
   90+ (Del Stat 3+)
     No. of Accounts                                        602
     Trust Balance                                          18,682,030.02
   REO
     No. of Accounts                                        73
     Trust Balance                                          2,967,076.70
Aggregate Liquidation Loss Amount for Liquidated Loans      532,968.83
Class A-1 Certificate Rate for Next Distribution Date       To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                             3,249
     Cumulative Trust Balance                               100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07             0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07  0
    Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00